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                                                                      EXHIBIT 24

                                      MOTOROLA, INC.

                                    POWER OF ATTORNEY

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned director and/or officer of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Motorola, Inc. debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $1,000,000,000 proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this ____ day of August, 1995.

                                                                      EXHIBIT 24

                                      MOTOROLA, INC.

                                    POWER  OF ATTORNEY

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned director and/or officer of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Motorola, Inc. debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $1,000,000,000 proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this ____ day of August, 1995.

                                                                      EXHIBIT 24

                                      MOTOROLA, INC.

                                    POWER OF ATTORNEY

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned director and/or officer of Motorola, Inc., a Delaware corporation, does hereby make, constitute and appoint Gary L. Tooker, Christopher B. Galvin and Carl F. Koenemann, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of Motorola, Inc. to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by Motorola, Inc. with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Motorola, Inc. debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $1,000,000,000 proposed to be sold thereunder, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this ____ day of August, 1995.